UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

XETHANOL CORPORATION
(Name of Registrant as Specified in Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1185 Avenue of the Americas, 20th Floor New York, NY 10036

Phone: 646.723.4000 Fax: 646.723.4001

July 21, 2006

Dear Stockholder:

I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders on Thursday, August 10, 2006, at 10:00 a.m., New York City time, at the Company’s headquarters located in New York, New York.

At this year’s meeting, in addition to electing five directors, you will be asked to approve an amendment to the Company’s certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue, to approve amendments to the Company’s 2005 Incentive Compensation Plan (i) increasing the number of shares of common stock available for issuance thereunder and (ii) eliminating the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year, and to ratify the appointment of Imowitz Koenig & Co., LLP as the Company’s independent registered public accounting firm for 2006.

I urge you to vote, as the Board of Directors has recommended, for each of the director nominees. I also ask that you approve the amendment to the Company’s certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue, to approve the amendments to the Company’s 2005 Incentive Compensation Plan to (i) increase the number of shares of common stock available for issuance thereunder and to (ii) eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year, and ratify the appointment of Imowitz Koenig & Co., LLP as the Company’s independent registered public accounting firm for 2006.

Attached you will find a notice of meeting and proxy statement that contains further information about these items as well as specific details of the meeting.

Your vote is important. Whether or not you expect to attend the meeting, I encourage you to vote. Please sign and return your proxy card prior to the meeting. This will assure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely,
/s/ Christopher d’Arnaud-Taylor
Christopher d’Arnaud-Taylor Chairman of the Board, President and Chief Executive Officer

1185 Avenue of the Americas, 20th Floor New York, NY 10036

Phone: 646.723.4000 Fax: 646.723.4001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2006 annual meeting of the stockholders of Xethanol Corporation (the “Company”):

When	10:00 a.m., New York City time on Thursday, August 10, 2006.

Where	Company headquarters, 1185 Avenue of the Americas, New York, New York 10036.

Items of Business

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To elect five directors to serve until the 2007 annual meeting of stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

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To approve amendments to the Company’s certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue to 100,000,000 shares (Proposal No. 2);

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To approve an amendment to the Company’s 2005 Incentive Compensation Plan to (i) increase the number of shares of common stock available for issuance thereunder to 4,000,000 and (ii) eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year (Proposal No. 3);

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To ratify the appointment of Imowitz Koenig & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal No. 4); and

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To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date	You are entitled to vote if you are a stockholder of record at the close of business on July 14, 2006.

Voting by Proxy

The Board of Directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the meeting. Please see the attached proxy statement and enclosed proxy card for information on submitting your proxy (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card you receive in order to ensure that all of your shares are represented and voted.

Attendance at Meeting	If you plan to attend, please be sure to mark the box provided on the proxy card.

Recommendations	The Board of Directors recommends that you vote “FOR” each nominee for director and “FOR” each of Proposals No. 2, 3 and 4.

Your vote is important. Whether or not you expect to attend the meeting, please submit your proxy promptly in order to assure that a quorum is present.

Thank you for your attention to this important matter.

By order of the Board of Directors,
/s/ Franz A. Skryanz
Franz A. Skryanz Vice President, Secretary and Treasurer
New York, New York July 21, 2006

i

1185 Avenue of the Americas, 20th Floor New York, NY 10036

Phone: 646.723.4000 Fax: 646.723.4001

PROXY STATEMENT FOR THE

2006 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of Xethanol Corporation (“Xethanol” or the “Company”) for use at the 2006 annual meeting (the “Annual Meeting”) of the Company’s stockholders and any adjournment or postponement thereof. Your vote is very important. For this reason, the Board of Directors is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. We are first mailing this proxy statement to all stockholders entitled to vote at the Annual Meeting on or about July 21, 2006.

In this proxy statement, terms such as “we,” “us” and “our” refer to Xethanol.

Information about the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., New York City time, on Thursday, August 10, 2006.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the Company’s headquarters, located at 1185 Avenue of the Americas, New York, New York 10036.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

1. to elect five directors to serve until the 2007 annual meeting of stockholders or until their successors have been duly elected and qualified;

2. to approve an amendment to the Company’s certificate of incorporation to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”) that the Company is authorized to issue to 100,000,000 shares;

3. to approve amendments to the Company’s 2005 Incentive Compensation Plan (the “2005 Incentive Plan”) to (i) increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and (ii) eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year; and

4. to ratify the appointment of Imowitz Koenig & Co., LLP (“Imowitz Koenig”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

“FOR” the election of each of the five nominees named herein to serve on the Board of Directors;

“FOR” the approval of the amendment of the Company’s certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue to 100,000,000 shares;

“FOR” the approval of the amendment of the 2005 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year; and

“FOR” the ratification of the appointment of Imowitz Koenig as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders.

Information about the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on July 14, 2006 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on the Record Date, there were 27,285,648 shares of Common Stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If the Common Stock you held on the Record Date was registered directly in your name with Xethanol’s transfer agent (Corporate Stock Transfer, Inc.), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If the Common Stock you held on the Record Date was held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

On Proposal No. 1 (election of directors), you may either vote “FOR” all the nominees to the Board of Directors or you may withhold your vote for all nominees or for any nominee you specify. You may vote “FOR” or “AGAINST” or abstain from voting on each of Proposals No. 2 (the amendment of the Company’s certificate of incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 100,000,000 shares), No. 3 (the amendment of the 2005 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 shares and to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year) and No. 4 (ratification of the appointment of Imowitz Koenig as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006). The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Xethanol. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy card from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of all five nominees for director; “FOR” the approval of the amendment to the Company’s certificate of incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 100,000,000 shares; “FOR” the approval of the amendment to the 2005 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year; and “FOR” the ratification of the appointment of Imowitz Koenig as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his best judgment.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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You may submit another properly completed proxy bearing a later date;

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You may send a written notice that you are revoking your proxy to Xethanol Corporation at 1185 Avenue of the Americas, New York, New York 10036, Attention: Lawrence S. Bellone, Chief Financial Officer; or

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You may attend the Annual Meeting and notify the election officials at the meeting that you wish to revoke your proxy and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker, bank or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and withheld votes, and, with respect to proposals other than the election of directors, “AGAINST” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as “AGAINST” votes.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other proposals. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as “broker non-votes”. With respect to Proposal No. 3 (the amendment of the 2005 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year), your failure to give voting instructions to your broker will result in a broker non-vote since your broker is not entitled to vote your shares on these matters unless it receives instructions from you and any such broker non-vote will have the same effect as a vote “AGAINST” the proposal. With respect to each other proposal, your broker is entitled to vote your shares on these matters if no instructions are received from you. Shares represented by broker non-votes will be counted in determining whether there is a quorum.

How many votes are needed to approve each proposal?

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For the election of directors, the five nominees receiving the most “FOR” votes from the shares of Common Stock present either in person or by proxy and entitled to vote at the Annual Meeting will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

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To be approved, Proposal No. 2 (the amendment of the Company’s certificate of incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 100,000,000 shares) must receive “FOR” votes from the majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

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To be approved, Proposals No. 3 (the amendment of the 2005 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year) and No. 4 (the ratification of the appointment of Imowitz Koenig as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006) must receive “FOR” votes from the majority of the shares of Common Stock present either in person or by proxy and entitled to vote at the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock entitled to vote are represented by stockholders present at the meeting or by proxy. On the Record Date, there were 27,285,648 shares outstanding and entitled to vote. Thus, at least 13,642,825 shares of Common Stock entitled to vote at the Annual Meeting must be present either in person or by proxy in order for a quorum to be present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be published in the Company’s Quarterly Report on Form 10-QSB for the quarter ending September 30, 2006.

Additional Information

How and when may I submit a stockholder proposal for the Company’s 2007 annual meeting?

We will consider stockholder proposals for inclusion in our proxy materials for the 2007 annual meeting of stockholders if they are received at our executive offices no later than March 24, 2007 and comply with all applicable requirements of Rule l4a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company’s bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to our Board of Directors. For stockholder proposals and stockholder nominations for director to be properly brought before an annual meeting by a stockholder pursuant to the Company’s bylaws, the stockholder must have given timely notice in writing to our corporate secretary.

With respect to stockholder proposals, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 40 days nor more than 60 days prior to the date of the special meeting; provided that in the event that less than 50 days’ notice or prior public disclosure of the date of the special meeting is given or made to stockholders, such notice and other items must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made. The stockholder’s notice referred to above must set forth as to each matter proposed (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, if such business includes a proposal to amend the Company’s charter or bylaws, the language of the proposed amendment, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) a representation of the stockholder as to the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such business; (iv) a list of the names and addresses of other beneficial owners of shares of the capital stock of the Company, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Company beneficially owned by each such beneficial owner; (v) any material interest of such stockholder in such proposal or business; and (vi) if such proposal relates to a proposed change to the Company’s charter or bylaws, an opinion of counsel, the form and substance of which shall be reasonably satisfactory to the Company’s Board of Directors, to the effect that such change will not conflict with Delaware law.

With respect to stockholder nominations for director, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting at which directors are to be elected, a stockholder’s notice and other required information must be received at our principal executive offices not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made, whichever occurs first. At such time, the stockholder must also submit written evidence, reasonably satisfactory to our corporate secretary, that the stockholder is a stockholder of the Company. The stockholder’s notice referred to above must set forth (i) the name and address of the stockholder; (ii) the number of shares of each class of capital stock of the Company of which the stockholder is the beneficial owner; (iii) the name and address of each of the persons which whom the stockholder is acting in concert; (iv) the number of shares of capital stock of which each such person with whom the stockholder is acting in concert is the beneficial owner pursuant to which the nomination or nominations are to be made; and (v) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. The stockholder’s notice referred to above must also set forth, as to each person whom the stockholder proposes to nominate for election as director (a) the name, age, business address and residence address of such proposed nominee; (b) the principal occupation or employment of such proposed nominee, (c) the class and number of shares of the Company beneficially owned by such proposed nominee, (d) such other information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Exchange Act; and (e) a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a director, he will serve and that he is eligible for election as a member of the Board of Directors.

The Chairman at each meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the Company’s 2007 annual meeting, and the proposal fails to comply with the advance notice procedures described by the Company’s bylaws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company’s Board of Directors to vote on the proposal.

All notice of proposals and nominations by stockholders, whether or not to be included in our proxy materials, should be sent to us at Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036; Attention: Franz A. Skryanz, Vice President, Secretary and Treasurer.

How can I obtain the Company’s Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB?

A stockholders’ letter, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, which together constitute our 2005 Annual Report to stockholders, is being mailed along with this proxy statement. Our 2005 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail without charge, upon written request, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, as well as a copy of any exhibit specifically requested. Requests should be sent to: Chief Financial Officer, Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 have also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also engage the services of others to solicit proxies in person, by telephone or by other means of communication. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

The Company and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Lawrence S. Bellone, Chief Financial Officer, or by calling (646) 723-4000. In addition, Xethanol will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our Common Stock, please contact Lawrence S. Bellone, Chief Financial Officer, Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Telephone: (646) 723-4000 or by Fax: (646) 723-4001.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors constituting Xethanol’s Board of Directors is fixed from time to time by resolution of the Board of Directors. The number of directors comprising our full Board of Directors is currently fixed at seven. There are currently six directors serving on the Board. The term of all six of Xethanol’s incumbent directors expires at the Annual Meeting. Five of our incumbent directors, are standing for re-election at the Annual Meeting. Each of the five incumbent directors standing for re-election was unanimously recommended for election to our Board of Directors by the members of the Board of Directors who are “independent” within the meaning of Section 121A of the Company Guide of the American Stock Exchange, LLC (“AMEX”) and is recommended for re-election by the Board of Directors. If elected at the Annual Meeting, these nominees will serve as directors of Xethanol until the 2007 annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. If there exists any vacancy on the Board of Directors, such vacancy may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or by the requisite vote of the stockholders at an annual meeting of the stockholders, or at a special meeting of the stockholders called for that purpose, and the directors so elected shall serve until the next annual meeting of stockholders and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. The Board of Directors currently has no intentions regarding the two vacancies that with exist on the Board after the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees set forth below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the independent directors may propose. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election. Each of the nominees named below has agreed to serve if elected. Proxies cannot be voted for more than five nominees.

Director Nominees

Information about each director nominee, including age, tenure as a director, committee memberships, principal occupation and business experience during at least the past five years, is set forth below.

Name of Director/Nominee	Age	Director Since	Board Committees

Christopher d’Arnaud-Taylor	60	February 2005	–
Franz A. Skryanz	68	February 2005	Governance Committee
Louis B. Bernstein	56	June 2005	Governance Committee (Chair)
Richard L. Ritchie	60	July 2005	Audit Committee (Chair)
Marc S. Goodman	58	August 2005	Compensation Committee (Chair)

Christopher d’Arnaud-Taylor has served as our Chairman, President and Chief Executive Officer since February 2, 2005 and, prior to that time, since August 2000, was employed by the corporation which we acquired in our reverse merger transaction (i.e., Xethanol Corporation, a closely-held Delaware corporation (“Old Xethanol”)) which we completed in February 2005. He is an international merchant banker and entrepreneur who gained global senior corporate executive experience with multinationals including Unilever, Reed Elsevier, Northrop Grumman and TKM Trading. He has directed the strategy, operations and financial affairs of companies in the United States, Europe, Africa, the Middle East and Asia and managed the development and execution of corporate turnarounds and entrepreneurial ventures worldwide. Mr. d’Arnaud-Taylor has been a Director and President of a private merchant banking firm, London Manhattan Securities, Inc., for more than the past five years. London Manhattan has worked with entrepreneurs and established companies in forging new enterprises and realizing the potential of established businesses through mergers and acquisitions, joint ventures and strategic alliances. London Manhattan has participated as managing co-venturer in special situations where its direct involvement led to improving the operating results and strategic focus of an underperforming company or new business venture. Mr. d’Arnaud-Taylor also presently serves as a director of Metamorphix Global Inc, a developer of advanced precast concrete technology that emulates the patterns of natural stone, and Xeminex, Inc., an early-stage producer of lead and zinc concentrates.

Previously, Mr. d’Arnaud-Taylor served as CEO of several global trading companies operating primarily throughout the developing world trading in forest products, precision equipment and building materials. He has consulted extensively with leading defense contractors in the USA and Europe on countertrade and defense offset performance. Mr. d’Arnaud-Taylor obtained his M.B.A. from the London Business School having completed additional graduate business studies as an exchange scholar in international finance and development economics at the Ecole des Hautes Etudes Commerciales in Paris, France and corporate finance at New York University’s Stern School of Business. He previously studied economics, government and law at the University of Exeter, England.

Franz A. Skryanz has served as our Vice President, Secretary, Treasurer and as a director since February 2, 2005 and, prior to that time, since August 2000, was employed by Old Xethanol. He has also worked for more than the past five years with London Manhattan Securities, Inc. assisting Mr. d’Arnaud-Taylor in the development of international projects and managing accounting and administration of that company. He is a financial executive with extensive experience in international business gained in senior management positions with diverse business organizations. Presently, Mr. Skryanz provides financial management, corporate secretary and treasury services to early-stage entrepreneurial companies. Concurrent with his association with our company, Mr. Skryanz provides similar professional services to Metamorphix Global Inc. and Xeminex. Prior to joining Old Xethanol, he served as Treasurer and Secretary of NETdigest.com, Inc., Chief Financial Officer of Cam Designs, Inc. and Chief Financial Officer and Treasurer of Nyros Telecom Services, Inc., a privately-held company with telecom ventures in Russia. Mr. Skryanz holds an M.B.A. from the University of Vienna, Austria and was an exchange scholar at Cambridge University, England and the University of Valencia, Spain. He currently serves as a director of Metamorphix Global Inc. and Xeminex.

Louis B. Bernstein has served as a member of our Board of Directors since June 2, 2005. Mr. Bernstein has served as an Assistant General Counsel of Pfizer Inc., where he has been an attorney for over 30 years. In this capacity, Mr. Bernstein managed product liability claims and litigation involving prescription pharmaceuticals, orthopedic implants and other medical devices. Mr. Bernstein also provides due diligence, preventive laws acquisition candidate profiling and strategic partnering advice and assistance to Pfizer. In addition, Mr. Bernstein has related experience in advertising and labeling review, legislative analysis and consultation regarding new products and investments, food and drug regulatory matters and commercial transactions. Mr. Bernstein will be retiring from Pfizer effective August 2006.

Richard L. Ritchie has served as a member of our Board of Directors since July 28, 2005. Mr. Ritchie has been an independent investor since February 2000. He previously served as the Executive Vice President and Chief Financial Officer of Big Flower Holdings, Inc., an advertising and marketing and information products and services company that was listed on the New York Stock Exchange until February 2000, when it was acquired. Mr. Ritchie, who is a certified public accountant, has more than 25 years of experience in finance and accounting with several major corporations and an accounting firm. Mr. Ritchie received B.A. and M.B.A. degrees from Michigan State University and completed the post-graduate Program for Management Development at the Harvard Business School.

Marc S. Goodman has served as a member of our Board of Directors since August 10, 2005. Mr. Goodman co-founded the Kenmar group of companies in 1983. Kenmar is a fund of funds manager specializing in alternative investments. Mr. Goodman previously worked for Pasternak, Baum and Co., Inc, an international cash commodity firm, from 1973 through 1983, including serving as a Vice President and Director from 1981 through 1983. While at Pasternak, Baum, Mr. Goodman was largely responsible for business development outside of the United States, for investment of its corporate retirement funds, and for selection of trading personnel in the Vegetable Oil Division. Mr. Goodman also created and developed Pasternak, Baum’s Lauric Oils Department. Mr. Goodman has conducted extensive business in South America, Europe, and the Far East; he has been a merchandiser of all major vegetable oils and their by-products, and of various other commodities such as sunflower seeds, frozen poultry, pulses, and potatoes. While at Pasternak, Baum, he was a member of the National Institute of Oilseeds Products and the American Fats and Oils Association (including its Export Rules Committee). Mr. Goodman graduated from the Bernard M. Baruch School of Business of the City University of New York with a B.B.A. in 1969 and an M.B.A. in 1971. He was awarded an Economics and Finance Department Fellowship from September 1969 through June 1971.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. The Board of Directors has determined that each of our directors other than Messrs. d’Arnaud-Taylor and Skryanz is “independent” within the meaning of Section 121A of the AMEX Company Guide and under the SEC’s independence standards.

There are no family relationships among our directors or executive officers. No director has been a general partner or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No director has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No director has been the subject of any order, judgment, or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No director has been found by a court to have violated a Federal or state securities or commodities law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF
THE ABOVE NOMINEES FOR ELECTION AS A DIRECTOR.

ADDITIONAL INFORMATION

ABOUT THE BOARD OF DIRECTORS

Board and Committee Meetings; Attendance

The Company encourages, but does not require its directors to attend annual meetings of stockholders. The Company did not convene an annual meeting of stockholders in 2005. A special meeting of the Company’s stockholders was held on March 29, 2005. See “Change in Control” below.

During 2005, each director attended at least 75% of the aggregate of all meetings of the Board and any committees on which he served. In 2005, the Board of Directors held three meetings.

Board Committees

The committees of our Board of Directors currently standing are an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a governance committee (the “Governance Committee”), each of which was established in July 2005. Each committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.xethanol.com.

Audit Committee

The Audit Committee currently consists of Richard L. Ritchie (Chairman) and Richard D. Ditoro. The Board of Directors has determined that each of Messrs. Ritchie and Ditoro is “independent” within the meaning of Rule 10A-3(b)(1)(ii) under the Exchange Act and Section 121A of the AMEX Company Guide. In addition, the Board of Directors has determined that Mr. Ritchie qualifies as an “audit committee financial expert” within the meaning of the SEC rules. A copy of the charter of the Audit Committee is attached to this proxy statement as Appendix A. During 2005, the Audit Committee held three meetings (including telephonic meetings).

The functions of the Audit Committee are to:

•

Review and discuss with management and the Company’s independent registered public accounting firm the Company’s annual audited financial statements and quarterly financial statements, earnings press releases and earnings guidance provided to analysts and rating agencies.

•

Appoint, retain, compensate, evaluate and oversee the work of the independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

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Approve, in advance, the provision by the independent registered public accounting firm of all audit and permissible non-audit services.

•

Review, at least annually, the qualifications, performance and independence of the independent registered public accounting firm of the Company.

•

In consultation with the independent registered public accounting firm of the Company, management and the internal auditor, review the integrity of the Company’s financial reporting processes, both internal and external.

•

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters.

•

Engage and obtain assistance from outside legal and other advisors as the Audit Committee deems necessary to carry out its duties.

•

Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions.

Compensation Committee

The Compensation Committee consists of Marc S. Goodman (Chairman) and Richard D. Ditoro. The Board of Directors has determined that each of Messrs. Goodman and Ditoro is “independent” within the meaning of Section 121A of the AMEX Company Guide. During 2005, the Compensation Committee did not meet. The functions of the Compensation Committee were performed by the Board as a whole during 2005.

The functions of the Compensation Committee are to:

•

Establish and review the overall compensation philosophy of the Company.

•

Review and approve the Company’s corporate goals and objectives relevant to the compensation for the Company’s Chief Executive Officer and other officers, including annual performance objectives.

•

Evaluate the performance of the Company’s Chief Executive Officer and other officers in light of these goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options and other benefits, direct and indirect, of the Chief Executive Officer and other executive officers.

•

Review and make recommendations to the Board of Directors with respect to, or approve, the Company’s incentive compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

•

Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company’s equity-based plans.

•

Review and monitor employee pension, profit-sharing and benefit plans.

•

Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement, if required under the applicable rules and regulations of the SEC.

Governance Committee

The sole member of the Governance Committee is Louis B. Bernstein (Chairman). The Board of Directors has determined that Mr. Bernstein is “independent” within the meaning of Section 121A of the AMEX Company Guide. During 2005, the Governance Committee did not meet. The functions of the Governance Committee were performed by the Board as a whole during 2005.

The functions of the Governance Committee are to:

•

Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

•

Review and make recommendations regarding the composition and size of the Board of Directors to ensure the Board has the requisite expertise, experience and diversity.

•

Recommend members of the Board to serve on committees of the Board, establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Directors, and periodically review the charter and composition of each committee.

•

Consider the adequacy of the Company’s certificate of incorporation and bylaws.

•

Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

Director Nominations

The Board of Directors does not have a standing nominations committee. The identification, evaluation and selection of nominees for election to the Board of Directors are performed on an informal basis by the members of the Board who are considered “independent” within the meaning of Section 121A of the AMEX Company Guide. The Board believes this is appropriate because it permits all independent directors to actively participate in the nominating process.

In their identification, evaluation and recommendation of director nominees, the independent directors do not act pursuant to a formal written charter. The independent directors expect, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board’s management, finance and/or scientific expertise, will not have a conflict of interest and will have high ethical standards and, with respect to new members of the Board, a willingness to serve at least an initial three year term. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the ethanol industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of the Board as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with the Company, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the independent directors shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for nomination are evaluated by the independent directors in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In the case of new director candidates, the independent directors also determine whether the nominee would be considered “independent” within the meaning of Rule 10A-3(b)(1)(ii) under the Exchange Act and Section 121A of the AMEX Company Guide and the advice of counsel, if necessary. The independent directors then use their networks of contacts to compile a list of potential candidates, but may also engage, if they deem appropriate, a professional search firm. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The independent directors meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote. The independent directors do not intend to alter the manner in which they evaluate candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The independent directors have evaluated and unanimously recommended for nomination by the Board each of the directors currently standing for re-election at the Annual Meeting.

The Board of Directors does not impose term limits or a mandatory retirement age for directors. While it is believed that a director’s knowledge and/or experience can continue to provide benefit to the Board of Directors following a director’s retirement from his or her primary work affiliation, it is recognized that a director’s knowledge of and involvement in ever changing business environments can weaken, and therefore his or her ability to continue to be an active contributor to the Board of Directors shall be reviewed. Upon a director’s change in employment status, he or she is required to notify the Chairman of the Board of Directors and the Chair of the Governance Committee of such change and to offer his or her resignation for review.

Stockholder Nomination Policy

It is our policy to review and consider all candidates for nomination and election as directors who may be suggested by any director or executive officer of the Company. Our policy is also to refer to the Board for consideration any director candidate recommended by any stockholder if made in accordance with the Company’s charter, bylaws and applicable law. To be considered, a recommendation for director nomination should be submitted in writing to Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036; Attention: Franz A. Skryanz, Vice President, Secretary and Treasurer:

Code of Business Conduct and Ethics and Guidelines on Governance Issues

Our Board has adopted a code of ethics applicable to all officers, directors and employees, a copy of which is available on the Company’s website at www.xethanol.com. The Company will provide a copy of this code to any person, without charge, upon request, by writing to the Company at Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Chief Financial Officer. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address specified above.

Communications with the Board

Stockholders may communicate in writing with our Board of Directors, any of its committees, or with any of its non-management directors by sending written communications addressed to: Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Chief Financial Officer. Our Chief Financial Officer will review each communication and will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Chief Financial Officer shall discard the communication.

Board Compensation and Benefits

During 2005, each independent member of our Board of Directors was issued an option to purchase 50,000 shares of our Common Stock. Additionally, the Chairman of the Audit Committee was issued an option to purchase an additional 50,000 shares of Commons Stock and the Chairman of each of the Compensation Committee and the Governance Committee was issued an option to purchase an additional 25,000 shares of Common Stock. One director not chairing any committee but serving on two committees was issued an option to purchase an additional 30,000 shares of Common Stock. Each of these options is exercisable at the prevailing market price on the date of grant and is exercisable 50% at date of grant and 50% at the end of the first anniversary of service. We have awarded options to purchase a total of 330,000 shares of Common Stock to our independent directors.

Jeffrey S. Langberg, a director of the Company from February 2005 until his resignation in June 2006, throughout his term as a director provided business advisory services to the Company under a consulting agreement entered into in February 2005. See “Certain Relationships and Related Transactions - Management and Consulting Services Agreements.” During 2005, we recorded consulting fees to Mr. Langberg of $455,000 and provided health insurance coverage to Mr. Langberg at a cost of $14,014 to the Company.

The Compensation Committee will review the director compensation plan annually, and adjust it according to then current market conditions and good business practices.

Incumbent Director not Standing for Re-Election

The following is biographical information about our incumbent director who is not standing for re-election at the Annual Meeting.

Richard D. Ditoro, age 67, has served as a member of our Board of Directors since June 2, 2005. Mr. Ditoro is currently a principal in the consulting firm Merestone Development. In this capacity, Mr. Ditoro provides due diligence, financial modeling, market research, acquisition candidate profiling and strategic partnering advice and assistance to clients in the life sciences and specialty chemical sectors. Prior to joining Merestone Development, Mr. Ditoro held numerous senior management positions, including Vice President of Corporate Development with Lonza Group, an international chemical conglomerate based in Basle, Switzerland. Mr. Ditoro holds a B.S. degree from Georgetown University and an M.B.A. from the University of Chicago. Mr. Ditoro currently serves on the Audit Committee and the Compensation Committee.

Director Resignations

Jeffrey S. Langberg resigned from his position as a director of the Company on June 12, 2006. Mr. Langberg’s resignation was not the result of a disagreement with management regarding the Company’s operations, policies or practices.

AUDIT COMMITTEE REPORT

This Audit Committee Report is not soliciting material, shall not be deemed filed with the SEC and is not incorporated by reference in any previous or subsequent filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference.

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.xethanol.com and a copy of which is attached to this proxy statement as Appendix A.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-l5(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Beginning with the year ending December 31, 2007, the Company’s independent registered public accounting firm will be responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon, as well as expressing an opinion on management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the financial statements, including a discussion of the quality and acceptability of the Company’s financial reporting and controls. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Richard L. Ritchie, Chairman Richard D. Ditoro

PROPOSAL NO. 2

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK

THE COMPANY IS AUTHORIZED TO ISSUE

The Company’s certificate of incorporation presently authorizes the issuance by the Company of up to 51,000,000 shares of stock, consisting of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”). As of the Record Date there were 27,285,648 shares of Common Stock issued and outstanding, and an additional 9,698,077 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants, options or other rights to purchase Common Stock, leaving a balance of 13,016,275 shares of Common Stock authorized and available for issuance. Furthermore, the 2005 Incentive Plan currently provides for the issuance of options to purchase up to an additional 107,930 shares of Common Stock.

Because of the limited number of shares of Common Stock remaining available to be issued, on July 10, 2006 the Board of Directors unanimously approved, and voted to recommend that the stockholders approve, an amendment to the Company’s certificate of incorporation (the “Amendment to the Certificate of Incorporation”) pursuant to which the number of shares of Common Stock which the Company would be authorized to issue would be increased from 50,000,000 to 100,000,000 shares. If the Amendment to the Certificate of Incorporation is approved by the stockholders at the Annual Meeting, the Company intends to file an amendment to its certificate of incorporation (substantially in the form attached to this proxy statement as Appendix B) with the Secretary of State of the State of Delaware as soon as reasonably practicable. The amendment will become effective upon filing.

The table below summarizes information as of July 21, 2006 relating to the number of shares of Common Stock outstanding, reserved and available for issuance and the number of shares of Common Stock that would be reserved and available for issuance immediately following approval of the Amendment.

	Before Amendment	After Amendment

Authorized shares	50,000,000	100,000,000
Shares outstanding	27,285,648	27,285,648
Shares reserved for issuance	9,806,007	11,806,007	*
Total of the outstanding and reserved shares as a % of the number of authorized shares	74.2	39.1
Shares available for issuance	12,908,345	60,908,345

——————

*

Assumes that Proposal No. 3 (Amendment of the 2005 Incentive Plan) is approved by the stockholders at the Annual Meeting.

The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued and would participate and vote with them as a single class. There are no pre-emptive rights relating to the Common Stock. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance is pro-rata among existing stockholders) the percentage ownership of existing stockholders will be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

The Board of Directors believes that an increase in the authorized Common Stock would provide the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing transactions, acquisitions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give the Company the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Company of the flexibility the Board of Directors views as important in facilitating the effective use of the Company’s capital stock. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders. The Company does not presently have any specific plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of Common Stock.

Some of the additional shares of Common Stock that would become available for issuance could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company and could otherwise facilitate future efforts by the Board of Directors to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over the then current share price. This proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt. Except for the foregoing and except for (i) the ability of the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including without limitation thereof, voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, to the full extent permitted by Delaware law and (ii) the inability of stockholders to call a special meeting of the stockholders of the Company, there are no anti-takeover provisions in the Company's certificate of incorporation or bylaws and the Company has no plans and is not considering any proposals to adopt any provisions to its certificate of incorporation or bylaws or enter into other arrangements that may have material anti-takeover consequences.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3

AMENDMENT OF THE 2005 INCENTIVE COMPENSATION PLAN

Background and Purpose

On July 10, 2006, the Board of Directors adopted and approved amendments to the Xethanol Corporation 2005 Incentive Compensation Plan to (i) increase the number of shares of Common Stock available for awards under the 2005 Incentive Plan from 2,000,000 to 4,000,000 and (ii) eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year. The Board of Directors recommended that the amendments (the “Plan Amendments”) be submitted to our stockholders for their approval at the Annual Meeting.

The purpose of the 2005 Incentive Plan is to provide a means for the Company and its subsidiaries and other designated affiliates (“Related Entities”) to attract key personnel to provide services to the Company and the Related Entities, as well as to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and its Related Entities and promoting the mutuality of interests between participants and our stockholders. A further purpose of the 2005 Incentive Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Related Entities, and provide participants with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

As of July 21, 2006, the total number of shares of Common Stock subject to awards granted under the 2005 Incentive Plan was 1,892,070 and only 107,930 shares of Common Stock remained available for future grants to the Company’s key personnel under the 2005 Incentive Plan.

The 2005 Incentive Plan currently provides that the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other obligations of the Company, and other stock-based awards granted to any one participant may not exceed 250,000 for each type of such award. The Board of Directors has determined that this limitation is unnecessarily restrictive and that its elimination would provide the Compensation Committee with additional flexibility in granting stock-based awards to key personnel. If the Plan Amendments are approved at the Annual Meeting, the 2005 Incentive Plan will continue to provide that the maximum amount that may be earned by any one participant as a performance award under the plan in respect of a performance period of one year is $1,000,000, and in respect of a performance period greater than one year is $1,000,000 multiplied by the number of full years in the performance period.

Although the Company cannot currently determine the number of shares of Common Stock that may be subject to awards granted in the future to the executive officers or directors of the Company under the 2005 Incentive Plan, each of the executive officers and directors of the Company has an interest in the approval of the Plan Amendments insofar as they are eligible recipients of awards under the 2005 Incentive Plan. Additionally, on June 12, 2006, the Compensation Committee granted Christopher d’Arnaud-Taylor, the Company’s Chairman, President and Chief Executive Officer, an option under the 2005 Incentive Plan to purchase 450,000 shares of Common Stock at an exercise price of $8.32 per share, subject to the Board of Directors’ amendment of the 2005 Incentive Plan to eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year. The Board of Directors approved that amendment on July 10, 2006, subject to the additional approval of the Company’s stockholders. If Proposal No. 3 is approved at the Annual Meeting, this option will become effective immediately and will be fully vested upon Mr. d’Arnaud-Taylor’s entry into a new employment agreement with the Company. If Proposal No. 3 is not approved at the Annual Meeting, this option will be void and the Compensation Committee will consider alternative incentives for Mr. d’Arnaud-Taylor.

Stockholder approval of the Plan Amendments is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), (ii) for the 2005 Incentive Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) to comply with the stockholder approval requirements of the AMEX. The 2005 Incentive Plan was originally approved by the Board of Directors on February 2, 2005 and by the Company’s stockholders at a special meeting of stockholders held on March 29, 2005.

The following is a summary of certain principal features of the 2005 Incentive Plan as currently in effect. This summary is qualified in its entirety by reference to the complete text of the 2005 Incentive Plan attached to this proxy statement as Appendix C.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2005 Incentive Plan, the total number of shares of Common Stock that may be subject to the granting of awards under the 2005 Incentive Plan shall be equal to 2,000,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2005 Incentive Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the 2005 Incentive Plan imposes individual limitations on the amount of certain awards in part to comply with Section 162(m) of the Code. Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other obligations of the Company, and other stock-based awards granted to any one participant may not exceed 250,000 for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and in respect of a performance period greater than one year is $1,000,000 multiplied by the number of full years in the performance period.

A committee of our Board of Directors (the “Committee”) administers the 2005 Incentive Plan. See “Administration.” The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2005 Incentive Plan are the officers, directors, employees and independent contractors of the Company and our Related Entities. An employee on leave of absence may be considered as still in our employ or in the employ of a Related Entity for purposes of eligibility for participation in the 2005 Incentive Plan.

Administration

Our Board of Directors shall select the Committee that will administer the 2005 Incentive Plan. All Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and “independent” within the meaning of Section 121A of the AMEX Company Guide or the rules of any other national securities exchange on which any securities of the Company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2005 Incentive Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of Common Stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Incentive Plan and make all other determinations that may be necessary or advisable for the administration of the 2005 Incentive Plan. Our Board of Directors has designated the Compensation Committee to act as the Committee.

Stock Options and SARS

The Committee is authorized to grant stock options, including both incentive stock options or ISOs (which can result in potentially favorable tax treatment to the participant) and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or the “change in control price,” as defined in the Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 2005 Incentive Plan, the term “fair market value” means the fair market value of the Common Stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or our Board of Directors, the fair market value of the Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the Committee otherwise determines will not result in a financial accounting charge to the Company), outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the 2005 Incentive Plan may include “limited SARs” exercisable for a stated period of time following a change in control of the Company or upon the occurrence of some other event specified by the Committee, as discussed below.

Restricted and Deferred Stock

The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other awards in lieu of the Company’s obligations to pay cash under the 2005 Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant awards under the 2005 Incentive Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the

Company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2005 Incentive Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of Common Stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not our Board of Directors.

Subject to the requirements of the 2005 Incentive Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m) of the Code: (1) earnings per share; (2) revenues or margin; (3) cash flow; (4) operating margin; (5) return on net assets; (6) return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) direct contribution; (11) net income; (12) pretax earnings; (13) earnings before interest, taxes, depreciation and amortization; (14) earnings after interest expense and before extraordinary or special items; (15) operating income; (16) income before interest income or expense, unusual items and income taxes, local, state or Federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (17) working capital; (18) management of fixed costs or variable costs; (19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (20) total stockholder return; (21) debt reduction; and (22) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation: (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in accounting standards required by generally accepted accounting principles.

In granting performance awards, the Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2005 Incentive Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a performance period, the Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools, and (ii) the amount of any other potential performance awards payable to participants in the 2005 Incentive Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Common Stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2005 Incentive Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the 2005 Incentive Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2005 Incentive Plan awards or under other company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2005 Incentive Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Incentive Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2005 Incentive Plan which might increase the cost of the 2005 Incentive Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2005 Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 2005 Incentive Plan and the Company has no further rights or obligations with respect to outstanding awards under the 2005 Incentive Plan.

Federal Income Tax Consequences of Awards

The 2005 Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2005 Incentive Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2005 Incentive Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised (and the optionee was an employee of the Company at all times during the period beginning on the date the option was granted and ending on the day three months before exercise) (the “Required Holding Period”), then the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the excess, if any, of the amount realized on the sale over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2005 Incentive Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2005 Incentive Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

The Company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2005 Incentive Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the dividend equivalent award received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A of the Code fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under the 2005 Incentive Plan may constitute deferred compensation subject to the requirements of Section 409A of the Code, including, without limitation, discounted stock options, deferred stock and SARs. It is the Company’s intention that any award agreement that will govern awards subject to Section 409A of the Code will comply with these new rules.

Section 162 Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1,000,000. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the deductibility cap of $1,000,000 provided under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the 2005 Incentive Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m) of the Code.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

New Plan Benefits

Because awards under the 2005 Incentive Plan are discretionary, the Company cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future under the 2005 Incentive Plan, as amended. In 2005, the Company awarded 317,070 shares of Common Stock and options to purchase a total of 480,000 shares of Common Stock under the 2005 Incentive Plan. In 2005, the following persons and groups of persons were awarded shares and/or options under the 2005 Incentive Plan as follows: (i) Christopher d’Arnaud-Taylor (Chairman, President and Chief Executive Officer): none; (ii) Lawrence S. Bellone (Chief Financial Officer): 250,000 shares and options to purchase 100,000 shares; (iii) Robin Buller (Executive Vice President - Strategic Development): 45,000 shares and no options; (iv) all current executive officers as a group: 295,000 shares and options to purchase 100,000 shares; (v) all current directors who are not executive officers as a group: no shares and options to purchase 330,000 shares; (vi) all employees who are not executive officers as a group: 22,070 shares and options to purchase 50,000 shares. We expect to award options to purchase shares of Common Stock in the future to the persons above and to other eligible participants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN AMENDMENTS.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Imowitz Koenig & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and the Board of Directors has further directed that management should submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Imowitz Koenig has audited the Company’s financial statements since February 2, 2005. Imowitz Koenig also audited the financial statements of Old Xethanol (as defined below under “Change in Control”) from January 24, 2000 (inception) through February 2, 2005. A representative of Imowitz Koenig is expected to be present at the Annual Meeting to make a statement if he or she so desires and to answer any appropriate questions.

The Company retained Imowitz Koenig as its new independent public accounting firm, dismissing Cordovano and Honeck, P.C., on February 2, 2005 in connection with the consummation of the Reverse Merger (as defined below under “Change in Control”).

The dismissal of Cordovano and Honeck, P.C. and the engagement of Imowitz Koenig as our independent public accounting firm for the fiscal year ending December 31, 2005 were approved by the Board of Directors at a meeting held on February 2, 2005.

The reports of Cordovano and Honeck, P.C. on the Company’s financial statements for each of the two fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal year ended June 30, 2004 contained an explanatory paragraph to the effect that a majority of the Company’s sales were to a related party and therefore not arms’ length transactions.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, there were no disagreements with Cordovano and Honeck, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cordovano and Honeck, P.C., would have caused Cordovano and Honeck, P.C. to make reference to the matter in its reports.

During each of the two fiscal years ended June 30, 2004 and 2003 and through February 2, 2005, Cordovano and Honeck, P.C. did not advise the Company of any matter required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

Stockholder ratification of the appointment of Imowitz Koenig as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or other governing documents. However, the Board is submitting the appointment of Imowitz Koenig to the stockholders for ratification as a matter of good corporate governance. Even if the stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of the Company and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF IMOWITZ KOENIG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accounting Firm’s Fees

The following table shows the fees paid or accrued by the Company for audit and other services provided by Imowitz Koenig, the Company’s independent registered public accounting firm, for the years ended December 31, 2005 and 2004.

Year	Audit Fees(1)		Audit- Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees

2005	$77,000		$47,505	$38,796	—	$163,301
2004	$70,161	(4)	—	—	—	$70,161	(4)

——————

(1)

“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)

“Audit Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” During 2005 these services included consulting services and accounting research services related to our Registration Statement and 8-K filings.

(3)

“Tax Fees” consist of fees associated with tax compliance, including tax return preparation.

(4)

Represents fees paid or accrued by Old Xethanol. See “Change in Control” below.

Pre-Approval Policies and Procedures

Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. On November 28, 2005, our Audit Committee began pre-approving all services by Imowitz Koenig and has pre-approved all new services since that time.

The Audit Committee pre-approves all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. The Audit Committee does not delegate the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee has determined that the rendering of the services other than audit services by Imowitz Koenig is compatible with maintaining Imowitz Koenig’s independence.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date regarding the beneficial ownership of our Common Stock by: each person or group who is known by us to beneficially own 5% or more of the outstanding Common Stock; each of our directors and nominees; each of our Named Executive Officers (as defined below under the heading “Executive Compensation”); and all our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Shares Beneficially Owned(3)

Christopher d’Arnaud-Taylor, Chairman, President and Chief Executive Officer	1,540,022	(4)	5.6%
Lawrence S. Bellone, Chief Financial Officer	916,680	(5)	3.3%
Robin Buller, Executive Vice President – Strategic Development	45,000		*
Franz A. Skryanz, Vice President, Secretary, Treasurer and director	86,515		*
Louis B. Bernstein, director	75,000	(6)	*
Richard D. Ditoro, director	88,828	(7)	*
Richard L. Ritchie, director	100,000	(8)	*
Marc S. Goodman, director	95,000	(9)	*
Directors and executive officers as a group (8 people)	2,947,045	(10)	10.3%
Lucas Capital Management	2,168,242	(11)	7.9%

——————

*

Less than 1% of outstanding shares.

(1)

Except as otherwise indicated below, the address of each officer, director, nominee and 5% stockholder listed below is c/o Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036.

(2)

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the number of shares beneficially owned includes shares of Common Stock issuable pursuant to the exercise of stock options, warrants or other rights that are either immediately exercisable or exercisable within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or rights for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The number of shares beneficially owned also includes shares owned by a spouse, minor children and relatives sharing the same house, as well as entities owned or controlled by the named person. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)

Percentage ownership is based on 27,285,648 shares of Common Stock outstanding on the Record Date.

(4)

Includes (i) 450,000 shares of Common Stock issuable upon the exercise of a stock option granted in June 2006 subject to the Board of Directors approval of an amendment to the 2005 Incentive Plan (see “Proposal No. 3: Amendment of the 2005 Incentive Compensation Plan”); (ii) 632,450 shares of Common Stock held by Mr. d’Arnaud-Taylor’s spouse; (iii) 132,422 shares of Common Stock held by Xtraction Technologies Limited, an entity controlled by Mr. d’Arnaud-Taylor’s spouse; and (iv) 318,088 shares of Common Stock held by London Manhattan Securities, Inc., an entity controlled by Mr. d’Arnaud-Taylor.

(5)

Includes 548,780 shares of Common Stock issuable upon the exercise of warrants and stock options.

(6)

Consists of 75,000 shares of Common Stock issuable upon the exercise of stock options.

(7)

Includes 80,000 shares of Common Stock issuable upon the exercise of stock options.

(8)

Consists of 100,000 shares of Common Stock issuable upon the exercise of stock options.

(9)

Consists of (i) 75,000 shares of Common Stock issuable upon the exercise of stock options.held by Mr. Goodman and (ii) 20,000 shares of Common Stock issuable upon the exercise of options held by Mr. Goodman’s spouse.

(10)

Includes 1,348,780 shares of Common Stock issuable upon the exercise of warrants and stock options.

(11)

Includes 330,000 shares of Common Stock issuable upon the exercise of warrants. The address of Lucas Capital Management, LLC is 328 Newman Springs Road, Red Bank, New Jersey 07701.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our Common Stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2005, and Forms 5 and amendments thereto furnished to us for the year ended December 31, 2005 and certain written representations, none of our directors, officers, or beneficial owners of more than 10% of our Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2005, except that (i) Lawrence S. Bellone filed a late report on Form 3 on October 31, 2005, Richard D. Ditoro filed a late report on Form 3 on April 4, 2006 and (iii) Robin Buller filed a late report on Form 3 on April 4, 2006.

Copies of the Section 16(a) reports filed by our officers, directors and persons who beneficially own more than 10% of our Common Stock can be found at the Company’s website at www.xethanol.com under “SEC Filings”.

CHANGE IN CONTROL

Reverse Merger

Xethanol Corporation, a corporation organized under the laws of the State of Delaware and referred to in this proxy statement as “Old Xethanol”, commenced operations as a producer of ethanol and its co-products in 2000. In February 2005, Old Xethanol structured a series of transactions (collectively, the “Reverse Merger”) for the purpose of gaining access to the capital markets. In connection with these transactions, Zen Pottery Equipment, Inc., a publicly traded corporation organized under the laws of Colorado (“Zen”), organized Zen Acquisition Corp. as a wholly owned subsidiary under the laws of the State of Delaware (“Zen Acquisition”). Thereafter, Zen Acquisition merged with and into Old Xethanol, which then became a wholly owned subsidiary of Zen. Following an exchange of shares between the stockholders of Old Xethanol and Zen, Old Xethanol changed its name to Xethanol BioEnergy, Inc. Zen then discontinued its previous business activities, reincorporated under the laws of the State of Delaware, changed its name to Xethanol Corporation, and succeeded to the business of Old Xethanol as its sole line of business. The reincorporation in Delaware and change of name were approved at a special meeting of Zen’s stockholders held on March 29, 2005. The Reverse Merger was consummated pursuant to an Agreement of Merger and Plan of Reorganization dated as of February 2, 2005 (the “Merger Agreement”), a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2006.

Concurrently with the closing of the Reverse Merger, the Company also completed a private offering of shares of Common Stock to accredited investors, and received gross proceeds of $3,000,028 at the closing of the private offering. The Company received an additional $867,849 upon a second closing of the private offering on February 15, 2005, for total gross private offering proceeds of $3,867,877.

Pursuant to the Merger Agreement, at closing, stockholders of Old Xethanol received in the Reverse Merger approximately 0.88 shares of Common Stock for each share of Old Xethanol common stock held by such stockholders. As a result, at closing we issued 9,706,781 shares of Common Stock to the former stockholders of Old Xethanol, representing 74.0% of the Common Stock outstanding immediately following the Reverse Merger, in exchange for 100% of the outstanding capital stock of Old Xethanol. The consideration issued in the Reverse Merger was determined as a result of arms-length negotiations between the parties.

All outstanding warrants issued by Old Xethanol prior to the Reverse Merger to purchase shares of Old Xethanol common stock were amended to become warrants to purchase Common Stock on the same terms and conditions as those warrants issued by Old Xethanol, except that the number of shares issuable upon the exercise of such warrants was amended to reflect the applicable exchange ratio. Prior to the closing of the Reverse Merger, all outstanding Old Xethanol warrants were exercisable for 1,465,068 shares of Old Xethanol common stock. At the closing of the Reverse Merger, these warrants were amended to become warrants to purchase 1,293,370 shares of Common Stock. Neither Old Xethanol nor the Company had any stock options outstanding as of the closing of the Reverse Merger.

In connection with the Reverse Merger, we repurchased a total of 8,200,000 shares of Common Stock owned by Zen Zachariah Pool III and Walter C. Nathan for aggregate consideration of $300,000 and then cancelled those shares at the closing of the Reverse Merger. Immediately following the closing, and as part of the consideration for the repurchase of his shares, we sold to Mr. Pool our pottery kiln operations, and Mr. Pool assumed the historical liabilities of those operations. Giving effect to the cancellation of these stockholders’ shares, there were 1,874,303 shares of Common Stock outstanding before giving effect to the stock issuances in the Reverse Merger and private offering.

Expansion of Board of Directors

In accordance with our by-laws for filling newly-created board vacancies, Zen Zachariah Pool III and Walter
C. Nathan, the Company’s existing pre-merger directors, appointed Christopher d’Arnaud-Taylor and Franz A. Skryanz, previous directors of Old Xethanol, to serve as additional directors of the Company effective at the closing of the Reverse Merger. Susan Pool resigned as a director effective at the closing of the Reverse Merger. Mark Austin and Jeffrey S. Langberg were also appointed as directors effective February 28, 2005, after our compliance with the provisions of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated under the Exchange Act. Messrs. Pool and Nathan also resigned as directors following the closing, with their resignations effective on February 28, 2005. On June 12, 2006, Jeffrey S. Langberg resigned as a director but remains an advisor to the Company.

On February 2, 2005, Mr. d’Arnaud-Taylor was named Chairman, President and Chief Executive Officer and Franz A. Skryanz was named Vice President, Secretary and Treasurer. At the same time, Messrs. Pool and Nathan and Ms. Pool resigned as officers. On April 13, 2005, Lawrence S. Bellone was appointed Chief Financial Officer. On May 27, 2005, Mark Austin resigned as a director, but remains on the Company’s advisory board. In December 2005, Mr. Austin entered into a consulting agreement with the Company to assist it in the development of its technology portfolio and overall technology strategy. On June 2, 2005, Louis B. Bernstein and Richard D. Ditoro were elected to the Board of Directors. On July 28, 2005, Richard L. Ritchie was elected to the Board of Directors. On August 10, 2005, Marc S. Goodman was elected to the Board of Directors.

Accounting Treatment; Change of Control

The Reverse Merger was accounted for as a recapitalization of Old Xethanol (or a “reverse merger”), since the former stockholders of Old Xethanol now own a majority of the outstanding shares of Common Stock as a result of the Reverse Merger. Old Xethanol was deemed to be the acquiror in the Reverse Merger and, consequently, the assets and liabilities and the historical operations that are reflected in our financial statements are those of Old Xethanol and are recorded at the historical cost basis of Old Xethanol.

MANAGEMENT

Executive Officers

The following table shows the positions held by our executive officers, and their ages, as of July 21, 2006.

Name	Age	Position

Christopher d’Arnaud-Taylor	60	Chairman, President and Chief Executive Officer
Lawrence S. Bellone	49	Chief Financial Officer
Robin Buller	49	Executive Vice President-Strategic Development
Franz A. Skryanz	68	Vice President, Secretary and Treasurer

Please see “Proposal No. 1: Election of Directors” above for biographical information relating to Messrs. D’Arnaud-Taylor and Skryanz.

Lawrence S. Bellone became our Chief Financial Officer on April 5, 2005. In March 2005, Mr. Bellone began providing financial consulting services to us, prior to being named our Chief Financial Officer. From October 2003 to February 2005, Mr. Bellone was a managing director with Bentley Associates, a New York-based investment banking boutique/broker-dealer providing mergers and acquisitions, private placement and corporate advisory services primarily to small and midsized companies. From January to September 2003, Mr. Bellone was an independent financial consultant. From 1988 through December 2002, Mr. Bellone was involved in a wide range of projects and activities including lending, leasing, loan syndications, private debt placement, principal investments, derivatives, corporate development and arbitrage while working in the investment banking and capital market areas of Chase Manhattan Bank (later to become JP Morgan Chase). As a Managing Director and senior member of the Structured Capital Group, he was responsible for structuring, originating and executing innovative financing and investment transactions for Fortune 100 companies. He has negotiated and arranged more than $5 billion in transaction value for companies in the oil and gas, retail, chemical, pharmaceutical, consumer and paper industries. Prior to joining Chase in 1988, he worked in various public and private accounting and finance functions at NY Life Insurance, Price Waterhouse and JP Morgan. While at Price Waterhouse, he qualified as a C.P.A. in New York State. Mr. Bellone holds a B.A. degree from Columbia University and an M.B.A. in accounting and finance from Fordham University. He also holds Series 7 and 63 designations from the NASD.

Robin Buller became our Executive Vice President – Strategic Development on June 1, 2006. He joined the Company as our Vice President Operations on March 14, 2005. He has extensive experience in plant and machinery sales worldwide and brings an extensive international background to our business. From August 2003 to February 2005, Mr. Buller was CEO of New York-based Cromer Corporation, where he advised companies and institutions on a broad range of issues, from outsourcing and setting up factories in China, to understanding how to do business with China. He created a China contacts program to direct and assist U.S. companies in developing the right relationships and commercial channels. From November 1998 to July 2003, he represented MAN Ferrostaal, Inc., Germany in the United States as International Sales Manager and handled sales of U.S.-made machinery and equipment into the Commonwealth of Independent States and Asia. Prior to that he held a number of positions with companies that included MAN Ferrostaal Inc., as well as positions with a number of other companies, including those that required several years’ residency in the Far East. Mr. Buller is a Co-founder of the Prince of Wales Business Leaders Forum 2000 pilot program in Shanghai, which brought together Chinese CEOs and their foreign counterparts who engaged in extensive dialogue to learn from each other how to develop business using the best aspects from both cultures. He is a member of the Growing Business Roundtable, British American Business Inc., which engaged in business development advice for companies planning to export to the United States, he has been a guest speaker on International Business at Baruch College in New York, and he sat on the China Committee of the British Chamber of Commerce in Hong Kong, which lobbied both Beijing and London on behalf of Hong Kong and British companies. Mr. Buller holds a B.A. from the University of East Anglia in the United Kingdom and a Masters Diploma from The Institute of Export also in the United Kingdom.

There are no family relationships among our executive officers and directors. No executive officer has been a general partner or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No executive officer has been the subject of any order, judgment, or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No executive officer has been found by a court to have violated a Federal or state securities or commodities law.

Key Employees

The following is biographical information relating to our key employees who are not executive officers of the Company.

Lucas Rice, Vice President – Operations. Mr. Lucas became our Vice President – Operations in June 2006. From 2002 through 2005, Mr. Rice held executive positions at General Electric. In his last position he worked with GE Energy and was responsible for measuring, analyzing, improving and controlling key processes that influence customer satisfaction and productivity growth. Prior to his work at General Electric, for nine years Mr. Rice served his country in the United States Army, leaving with the rank of Captain. In the Army, his last position was Battalion Operations Officer in command of a 115 person, 143 helicopter battalion with an annual budget of over $100 million. Mr. Rice holds a Bachelor of Science degree in Mechanical Engineering from the United States Military Academy, West Point and an MBA from Emory University's Goizueta Business School.

James Stewart, Vice President – Plant Operations and General Manager – Xethanol BioFuels (subsidiary of Xethanol BioEnergy, Inc.). Mr. Stewart became our Vice President – Plant Operations and General Manager of Xethanol BioFuels in February 2005. Mr. Stewart has more than 23 years of experience in ethanol production in the United States and throughout the world. In addition to extensive consulting experience, Mr. Stewart has been associated with the ethanol plant in Blairstown, Iowa since its inception and throughout its operations, including serving as general manager of the plant during its operation from 2000 through 2002 and from the Old Xethanol’s purchase of the plant in October 2004 through February 2005. Mr. Stewart has extensive experience in all aspects of plant operation including regulatory affairs, staffing, engineering, feedstocks and emergency planning. Prior to his work at the Xethanol BioFuels plant, Mr. Stewart worked as a plant manager and in technical advisory roles at more than ten other ethanol production plants.

David Kreitzer, Vice President – Business Development. Mr. Kreitzer became our Vice President – Business Development on April 6, 2005. He was formerly President and Chief Operating Officer of Gopher State Ethanol LLC, a company he joined in 2000. He has worked in every area of ethanol production having started as an operator and he worked his way up via maintenance and production to the post of Plant Manager. He was appointed Chief Operating Officer of Gopher State Ethanol in 2004. Apart from his management experience, Mr. Kreitzer brings to our company considerable expertise in the waste-to-ethanol sector, having introduced the use of industrial food waste as feedstock for ethanol production at Gopher State Ethanol. Mr. Kreitzer focuses on the waste-to-ethanol business at our company and applies his knowledge to developing new feedstock supply lines as well as devising new and improved ways to break down these materials into fermentable sugars.

Advisory Board

We have established an advisory board comprised of four members with experience in the ethanol production business or general corporate matters. Our advisory board meets periodically with our Board of Directors and management to discuss matters relating to our business activities. Members of our advisory board will be reimbursed by us for out-of-pocket expenses incurred in serving on our advisory board.

Some of the members of our advisory board may serve as consultants to us under consulting agreements for which they will receive compensation. To our knowledge, none of our advisory board members has any conflict of interest between their obligations to us and their obligations to others. Companies with which advisory board members are involved may in the future have commercial relationships with us.

The members of our advisory board and their primary professional affiliations are as follows:

Foster Aryi Agblevor, Ph.D. is known internationally as an expert in thermochemical biomass conversion and rapid characterization of biomass feedstocks. His expertise in the area was recognized with the winning of the Best Paper Awards at the Gordon Conference on Analytical Pyrolysis in 1991 and 1993. He was also awarded the U.S. Department of Energy’s Special Achievement Award for his contribution towards the development of biomass standards. Since 1996, Dr. Agblevor has been an Associate Professor in the Biological Systems Engineering Department at Virginia Tech. From 1990 to 1996, most recently as a Senior Chemical Engineer, Dr. Agblevor was on the staff of the Center for Renewable Chemicals and Materials at the National Renewable Energy Laboratory. Dr. Agblevor is the current Vice Chairman of the E48 Committee on Biotechnology of the American Society of Testing and Materials (ASTM). He has developed eight ASTM standards on biomass analysis. Dr. Agblevor has authored more than 100 publications in peer-reviewed journals and conference proceedings and holds two U.S. patents and three other patents pending concerning biomass for ethanol production. He has been guest lecturer at the Department of Chemical and Petroleum Engineering, Colorado School of Mines, and was an invited speaker at the Department of Chemical and Petroleum Engineering, University of Kansas, and at several International Energy Agency (IEA) meetings throughout the country. Dr. Agblevor has organized and chaired several sessions of the Cellulose Paper and Textile Division of the American Chemical Society and is active in the American Institute of Chemical Engineers. Dr. Agblevor received M.A.Sc. and Ph.D. degrees in Chemical Engineering and Applied Chemistry from the University of Toronto, Canada.

Mark Austin is the Managing Director of Chandler Reed LLC, a strategic growth and venture development consulting firm, where he advises clients in the areas of business strategy and planning, technology development, marketing, finance and strategic alliances. He has lectured on strategic planning in China, business development in Africa, and technology in Latin America. Mr. Austin holds patents issued in the United States, Latin America, Europe and Asia, and has won product design awards in the United States and Asia. He is an advisor to the New York Energy & Environmental Funders’ Forum, a program of the Center for Economic and Environmental Partnership, Inc. In December 2005, Mr. Austin entered into a consulting agreement with the Company to assist us in the development of our technology portfolio and overall technology strategy.

Jed Schutz has been a private investor and advisor to emerging technology companies, as well as a real estate developer, since 1985. His company, Windemere Development, has developed over 700 residential properties in the past eight years. He is the Chairman of the Board of Campusfood.com, Inc., a leading company in the online food ordering business. He also currently serves as a director of Advanced BioPhotonics Inc., a publicly-held advanced medical imaging technology company. He served as a director from 1993 to 1999, and for one year as Chairman of the Board, of FRM Nexus, a publicly-held company engaged primarily in medical financing. Mr. Schutz received a B.S. degree in biology from Duke University and a post-graduate Certificate in Business from New York University.

Donald Wilkes is the President and Chief Executive Officer of Blue Pacific Flavors, Inc. and has more than 30 years experience in the food and beverage industry including creative work in innovative food flavor development in the Americas, Asia and Europe. In 1992, Mr. Wilkes started Wilkes & Associates, Inc., a successful food technology/consulting firm that focuses on large Asian food and beverage manufacturers. He continues to consult to the food and beverage industry in Asia. His unique experience and relationships provided the basis for Blue Pacific’s expansion into the lucrative Asia Pacific markets. Founded in 1993, Blue Pacific Flavors has direct sales offices in China, Malaysia and Korea. Blue Pacific is a leading innovative flavor manufacturer known for designing imaginative beverage concepts that combine unique functional ingredients with proprietary engineered flavor systems. Mr. Wilkes is a professional member of the Institute of Food Technologists, American Association of Cereal Chemists and Chemists Club in New York. He sits on the Industry Advisory Board for Food and Science Nutrition at Chapman University and is a member of the Industry Advisory Board for New Hope Media Publication’s Nutraceutical and Functional Food magazine. He has served in the past as Chairman of the West Coast for National Association of Fruits, Flavors and Syrups, Functional Beverage and Wellness Summit 2001, 2002 and 2003, co-chaired Asia Business Forum’s International Conference on Coffee, Tea and Natural Colors, and co-chaired the Nutracon Functional Beverage Conference in Anaheim, California in 2003. Mr. Wilkes is a featured columnist in the quarterly food service culinary magazine “Flavor and the Menu,” in which he writes on food service and retail beverages trends and innovation. He co-authored a chapter on Functional Beverages with six other researchers called “Nutriceuticals and Functional Foods.”

Joseph Grano, Jr. has been one of the financial service industry's leading executives over the past 30 years. He currently heads Centurion Holdings, LLC and formerly served as Chairman of the President's Homeland Security Advisory Council. Previously, Mr. Grano was Chairman and CEO of UBS PaineWebber. Prior to the merger of the two companies, Mr. Grano was President of the PaineWebber Group where he oversaw the acquisition of Kidder, Peabody and J.C. Bradford and was instrumental in the merger of PaineWebber and UBS.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our chief executive officer and all other executive officers (each, a “Named Executive Officer”) who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Position	Year	Salary	Bonus	Other Annual Compensation(1)		Restricted Stock Awards	Number of Common Shares Underlying Options		All Other Compensation

Christopher d’Arnaud-Taylor,	2005	$180,000	—	—		—	—		—
President and CEO	2004	—	—	$244,000	(2)	—	—		—
	2003	—	—	$190,300	(2)	—	—		—

Lawrence S. Bellone, CFO(3)	2005	$135,000	—	$812,500	(4)	—	100,000	(5)	—

Robin Buller, Executive VP – Strategic Development(6)	2005	$62,730	—	$146,250	(7)	—	—		—

——————

(1)

Other Annual Compensation does not include the cost to us or Old Xethanol for health and welfare benefits received by the above named officers. The aggregate amounts of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual compensation of such officer.

(2)

The compensation in the Other Annual Compensation column consists of consulting fees paid by Old Xethanol to London Manhattan Limited, Inc., an entity controlled by Mr. d’Arnaud-Taylor. See “Certain Relationships and Related Transactions – Management and Consulting Services Agreements.”

(3)

Mr. Bellone joined the Company in March 2005.

(4)

Represents 250,000 shares of Common Stock awarded under the Company’s 2005 Incentive Plan based upon the closing price of $3.25 per share of Common Stock as quoted on the OTC Bulletin Board on the date of grant.

(5)

The option was awarded under the Company’s 2005 Incentive Plan and was fully vested on the date of grant.

(6)

Mr. Buller joined the Company in March 2005.

(7)

Represents 45,000 shares of Common Stock awarded under the Company’s 2005 Incentive Plan based upon the closing price of $3.25 per share of Common Stock as quoted on the OTC Bulletin Board on the date of grant.

Options/SAR Grants and Fiscal Year End Option Exercises and Values

Prior to our 2005 Incentive Compensation Plan, we did not have a stock option plan or other similar incentive compensation plan for officers, directors and employees, and no stock options, restricted stock or SAR grants were granted or were outstanding at any time. The effective date of the 2005 Incentive Plan is February 2, 2005. As of the December 31, 2005, 317,070 shares of Common Stock and stock options to purchase 480,000 shares of Common Stock were granted under the 2005 Incentive Plan.

Individual Option Grants in 2005

The following table contains information concerning the grant of stock options to the Named Executives Officers during the fiscal year ended December 31, 2005:

Name	Common Shares Underlying Options Granted		Percent of Total Option Granted to Employees	Exercise Price	Expiration Date

Lawrence S. Bellone, CFO	100,000	(1)	67%	$3.75	4/5/08

——————

(1)

The option was awarded under the Company’s 2005 Incentive Plan and was fully vested upon the date of grant.

Aggregated Option Exercises in 2005 and Year-end Option Values

The following table sets forth information with respect to the Named Executive Officers concerning the number and value of unexercised options held at December 31, 2005:

Name	Number of Common Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options; Exercisable/Unexercisable	Value of Unexercised In-The-Money Options; Exercisable/Unexercisable

Lawrence S. Bellone,CFO	—	—	100,000/0	$39,000/$0	(1)

——————

(1)

Based on the closing price of $4.14 per share of Common Stock as quoted on the OTC Bulletin Board on December 30, 2005.

Equity Compensation Plans

The following table provides information regarding our equity compensation plans at December 31, 2005:

Plan Category	Shares of Common Stock Issued and Shares of Common Stock to Be Issued upon Exercise of Outstanding Options		Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (Excluding Securities Reflected in the Previous Columns)

Equity compensation plans approved by stockholders(1)	797,070	(2)	$3.95	1,202,930
Equity compensation plans not approved by stockholders	—		—	—
Total	797,070	(2)	$3.95	1,202,930

——————

(1)

Represents the 2005 Incentive Plan.

(2)

Consists of 317,070 shares of Common Stock with a fair value estimated at $3.25 per share and stock options to purchase 480,000 shares of Common Stock with exercise prices of $3.75 or $4.00 per share.

Other Benefits

We provide medical insurance to all of our employees. The cost to the Company for providing these benefits in 2005 for our Named Executive Officers was $28,088.

The Company does not presently sponsor a defined contribution 401(k) savings plan for its employees and does not maintain any other retirement or pension plan for its employees.

Change in Control Arrangements

Our 2005 Incentive Plan provides that if and only to the extent provided in the award agreement, or to the extent otherwise determined by the Compensation Committee, subject to certain limitations, upon the occurrence of a “Change-in-Control”, (i) any option or stock appreciation right that was not previously vested and exercisable as of the time of the Change-in-Control, shall become immediately vested and exercisable, (ii) any restrictions, deferral of settlement, and forfeiture conditions applicable to a restricted stock award, deferred stock award or an other stock-based award subject only to future service requirements granted under the 2005 Incentive Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change-in-Control, and (iii) with respect to any outstanding award subject to achievement of performance goals and conditions under the 2005 Incentive Plan, the Compensation Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change-in-Control.

For this purpose, a “Change-in-Control” includes:

•

consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the voting securities of the Company, (B) no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any person that as of the effective date of the 2005 Incentive Plan owns beneficial ownership of a controlling interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Company’s incumbent board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

•

the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, with certain exceptions;

•

during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the Board of Directors (together with any new directors whose election to the Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose elections or nominations for election were previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

•

approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Employment Agreements and Other Arrangements

In January 2005, Christopher d’Arnaud-Taylor, our Chairman, President and Chief Executive Officer, entered into an employment agreement with us to continue serving as our Chairman, President and Chief Executive Officer for a term of three years. Under this employment agreement, Mr. d’Arnaud-Taylor will devote substantially all of his business time and efforts to our business.

Mr. d’Arnaud-Taylor’s employment agreement provides that he will initially receive a fixed base salary at an annual rate of $180,000. Effective March 1, 2006, Mr.d’Arnaud-Taylor’s base salary was increased to an annual rate of $216,000. Mr. d’Arnaud-Taylor’s base salary will be increased to an annual rate of $316,000 effective July 1, 2006, contingent upon his signing a two year employment agreement which shall expire June 30, 2008. On June 12, 2006, the Compensation Committee granted Mr. d’Arnaud-Taylor an option under the 2005 Incentive Plan to purchase 450,000 shares of Common Stock at an exercise price of $8.32 per share. The grant was made subject to the Board of Directors’ approval of an amendment to the 2005 Incentive Plan to eliminate the provision limiting the number of shares with respect to which awards may be granted to any one participant during any fiscal year. See Proposal No. 3 – Amendment of the 2005 Incentive Compensation Plan. Subject to the approval at the Annual Meeting of Proposal No. 3, the option shall vest upon Mr. d’Arnaud-Taylor’s entry into a new employment agreement with the Company.

Limitation of Liability and Indemnification Matters

The Company’s certificate of incorporation and bylaws require it to indemnify and advance expenses to our directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

Under Delaware law, we may indemnify our directors or officers or other persons who were, are or are threatened to be made a named defendant or respondent in a proceeding because the person is or was our director, officer, employee or agent, if we determine that the person:

•

conducted himself or herself in good faith, reasonably believed, in the case of conduct in his or her official capacity as our director or officer, that his or her conduct was in our best interests, and, in all other cases, that his or her conduct was at least not opposed to our best interests; and

•

in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

These persons may be indemnified against expenses, including attorneys fees, judgments, fines, including excise taxes, and amounts paid in settlement, actually and reasonably incurred, by the person in connection with the proceeding. If the person is found liable to the corporation, no indemnification will be made unless the court in which the action was brought determines that the person is fairly and reasonably entitled to indemnity in an amount that the court will establish.

Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us under the above provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of Permeate Refining

On September 1, 2001, Old Xethanol acquired the ethanol business of Energy Capital & Technology LLC, including, under a letter of intent, the right to acquire Permeate Refining, Inc., an ethanol-producing company in Hopkinton, Iowa. Christopher d’Arnaud-Taylor, the Chairman and Chief Executive Officer of Old Xethanol, and certain other of our stockholders, in the aggregate, were the majority members of Energy Capital. In contemplation of the acquisition of Permeate Refining, in 2001, Old Xethanol issued 1,000,000 shares of its common stock to the owners of Permeate Refining, which included Robert J. Lehman, our President – Permeate Refining subsidiary, and his spouse. On July 7, 2003, Old Xethanol finalized the acquisition of 100% of the outstanding common stock of Permeate Refining from its stockholders for $750,000 in a cash transaction.

In a separate transaction, through our wholly-owned subsidiary, Xethanol One, LLC, a Delaware limited liability company formed on May 28, 2003 for this purpose, Old Xethanol acquired the real estate and certain production facilities associated with Permeate Refining’s operations from Permeate Refining’s former owners, Robert J. Lehman and his spouse, for a total price of $1,250,000, payable as follows: (i) a down payment of $125,000, which was made on July 9, 2003, and (ii) a promissory note for the balance of $1,125,000, which bore interest at the simple interest rate of 9% per year with monthly payments due on the first day of each month commencing August 1, 2003 until June 1, 2006, at which time the entire balance owing on the promissory note was to be paid in full (the “Note”). Consequently, Xethanol One, LLC was responsible for monthly payments of $10,530, consisting of $8,322 in interest and $2,208 in real estate tax installments.

On October 18, 2005 we entered into a memorandum of agreement with Robert J. Lehman and his spouse and the Master’s Trust, which held the mortgage on the real estate associated with Permeate Refining’s operations. Pursuant to the agreement, we executed a Mutual General Release dated January 23, 2006. Under the terms of the Mutual General Release, the $1,125,000 Note was exchanged for a new note (“New Note”) issued by our company in the amount of $243,395 to the Lehman’s and 135,000 shares of our common stock were issued to Master’s Trust in exchange for the full release and satisfaction of the mortgage on the Permeate Refining real estate. The New Note is payable on August 1, 2006. Interest is due monthly on the outstanding principal of the Note at a rate equal to .5% above prime rate. We make a monthly payment equal $3,128 allocated between interest and principal based on the current interest rate.

Management and Consulting Services Agreements

In September 2001, Old Xethanol entered into a Management Services Agreement with London Manhattan Limited, Inc., a corporation controlled by Christopher d’Arnaud-Taylor, our Chairman and Chief Executive Officer, for the senior corporate management services of Mr. d’Arnaud-Taylor as its President. Pursuant to this agreement, Old Xethanol agreed to pay London Manhattan Limited, Inc. a monthly management fee, an incentive bonus based on the closing of project transactions and a percentage of our earnings before interest, depreciation and amortization. In connection with the reverse merger and private offering, we and London Manhattan Limited, Inc. agreed to terminate the Management Services Agreement, with no further liability or obligation on the part of the parties (except for certain earned, accrued fees), effective as of the closing of such transactions. Mr. d’Arnaud-Taylor entered into an employment agreement directly with us, as described in “Employment Agreements and Other Arrangements” above.

In January 2003, Old Xethanol entered into a Consulting Services Agreement with Jeffrey Langberg & Associates, pursuant to which Jeffrey S. Langberg, then one of our directors, provided business advisory services. Under this agreement, Old Xethanol had agreed to pay Jeffrey Langberg & Associates a monthly consulting fee, an incentive bonus based on the closing of project transactions and a fee for introductions to investors. In connection with the reverse merger and private offering, we and Jeffrey Langberg & Associates agreed to terminate the Consulting Services Agreement, with no further liability or obligation on the part of the parties or of us (except for certain earned, accrued fees), effective as of the closing of such transactions. Under the January 2003 agreement, we recorded consulting fees to Mr. Langberg of $389,000 in 2004 and $246,270 in 2003.

In February 2005, we entered into a Consulting Services Agreement with Mr. Langberg, pursuant to which Mr. Langberg agreed to provide general business advisory services. Under this agreement, we agreed to pay Mr. Langberg a monthly consulting fee of $15,000 per month and a sign-on bonus of $225,000. Mr. Langberg is also eligible to receive performances bonuses at the discretion of the Board of directors as well as equity-based awards under the 2005 Incentive Plan. Mr. Langberg agreed to waive any compensation otherwise payable to him as a director of the Company. During 2005, we recorded consulting fees to Mr. Langberg of $455,000. Mr. Langberg resigned as a director of the Company on June 12, 2006.

Office Space

In October 2004, Old Xethanol began sharing office space in New York City with other affiliated companies under a sublease with Xethanol Management Services, LLC (“XMS”) which is a single member LLC controlled by Mr. Langberg. Under this arrangement, we are currently paying approximately $10,400 per month, plus reimbursements of other costs, in sublease payments on a month to month basis. As of December 31, 2005, total payments made were $99,806. No payments were required in 2004. During 2004, Old Xethanol paid a security deposit of $16,336 and made a one-time payment to XMS of approximately $44,000 for furniture, telephone and computer equipment and related software.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should properly conic before the meeting, the person named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

By order of the Board of Directors,

/s/ Franz A. Skryanz
Franz A. Skryanz Vice President, Secretary and Treasurer
New York, New York July 21, 2006

XETHANOL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

August 10, 2006

The undersigned hereby constitutes and appoints CHRISTOPHER D’ARNAUD-TAYLOR and LAWRENCE S. BELLONE, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of the common stock, par value $0.001 per share, of XETHANOL CORPORATION that the undersigned would be entitled to vote, with all the powers which the undersigned would possess if personally present, at the 2006 Annual Meeting of the Stockholders of XETHANOL CORPORATION to be held at Xethanol’s corporate headquarters at 1185 Avenue of the Americas, New York, New York 10036, on August 10, 2006, at 10:00 a.m., New York City time, or at any adjournment or postponement thereof, on all matters coming before said meeting.

PROPOSAL NO. 1:	To elect five directors to serve until the 2007 annual meeting of stockholders and until their successors have been duly elected and qualified.

Nominee	For	Withhold
Christopher d’Arnaud-Taylor	☐	☐
Franz A. Skryanz	☐	☐
Louis B. Bernstein	☐	☐
Richard L. Ritchie	☐	☐
Marc S. Goodman	☐	☐

PROPOSAL NO. 2:	To approve an amendment to the Company’s certificate of incorporation to increase the number of shares of common stock the Company is authorized to issue to 100,000,000 shares.	For ☐	Against ☐	Abstain ☐

PROPOSAL NO. 3:

To approve amendments to the Company’s 2005 Incentive Compensation Plan to (i) increase the number of shares of Common Stock available for issuance thereunder to 4,000,000 and (ii) eliminate the provision limiting to 250,000 the number of shares with respect to which awards may be granted to any one participant during any fiscal year.

	For ☐	Against ☐	Abstain ☐

PROPOSAL NO. 4:	To ratify the appointment of Imowitz Koenig & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	For ☐	Against ☐	Abstain ☐

In their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR EACH OF PROPOSALS NO. 2, 3 AND 4 AND IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt of the accompanying Proxy Statement dated July 21, 2006.

Authorized signatures. Sign here. This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

, 2006
Signature 1	Signature 2	Dated

I plan  ☐   I do not plan  ☐
to attend the Annual Meeting.

(Continued and to be voted on reverse side.)

Appendix A

XETHANOL CORPORATION (THE “COMPANY”)

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2. To provide assistance to the Board of Directors with respect to its oversight of the following:

(a) The integrity of the Company’s financial statements.

(b) The Company’s compliance with legal and regulatory requirements.

(c) The independent auditor’s qualifications and independence.

(d) The performance of the Company’s internal audit function, if any, and independent auditor.

3. To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under Rule 10A-3(b)(1) under the rules of a national securities exchange or national securities association and the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act.

One director who is not independent as defined in the rules of a national securities exchange or national securities association but who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

•

the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;

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the director is not an affiliated person of the Company or any of its subsidiaries.

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the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

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the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

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the Board of Directors discloses, in the Company’s next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

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no such person may serve as the Chairman of the Committee; and

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no such person may serve on the Committee for more than two years.

No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the

Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

 In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1. Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

3. Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5. Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

7. Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-

approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8. To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee abut each service to be provided and must provide detail as to the particular service to be provided.

10. Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11. Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a) At least annually obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b) Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

(c) Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

(d) Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

(e) Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(f) Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

(g) Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function), if any.

Financial Reporting Process

12. In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management.

13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14. Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15. Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16. Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17. Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18. Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19. Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K.

23. Review and reassess the adequacy of this Charter on an annual basis.

Reports

24. Prepare all reports required to be included in the Company’s proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

25. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

26. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Appendix B

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The first paragraph of Article Four of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

“Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is ONE HUNDRED AND ONE MILLION (101,000,000) shares, of which ONE HUNDRED MILLION (100,000,000) shares shall be Common Stock, and ONE MILLION (1,000,000) shares shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.00l, and each share of Preferred Stock shall have a par value of $0.0l.”

B-1

Appendix C

XETHANOL CORPORATION

2005 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this XETHANOL CORPORATION 2005 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Xethanol Corporation (formerly Zen Pottery Equipment, Inc.), a Colorado corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent.”

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be February 2, 2005.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(bb) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(ff) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(gg) “Outside Director” means a member of the Board who is not an Employee.

(hh) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ii) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(jj) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(kk) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ll) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(mm) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(nn) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(oo) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(pp) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(qq) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(rr) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(ss) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(tt) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(uu) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(vv) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of

Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 250,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 250,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period, and (y) with respect to any Performance Period that is more than 12 months, $1,000,000 multiplied by the number of full years in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional

Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the U.S. Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the

Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals.

Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.